UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2013

HASTINGS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Texas	000-24381	75-1386375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Plains Blvd.

Amarillo, Texas 79102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (806) 351-2300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HASTINGS ENTERTAINMENT, INC.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2013, Alan Van Ongevalle was promoted to President and Chief Operating Officer of Hastings Entertainment, Inc. (the “Company”). In connection with this promotion, John Marmaduke resigned from his position as President of the Company (without resigning from his positions as Chief Executive Officer of the Company and Chairman of the Company’s Board of Directors). Mr. Van Ongevalle, age 44, previously served as Executive Vice President of Merchandising since August 2009. From February 2007 to August 2009, Mr. Van Ongevalle served as Senior Vice President of Merchandising. From February 2003 until February 2007, Mr. Van Ongevalle served as Vice President of Information Technology and Distribution. From August 2002 to February 2003, Mr. Van Ongevalle served as Vice President of Marketing and Distribution. From May 2000 to August 2002, Mr. Van Ongevalle served as Vice President of Marketing. From August 1999 to May 2000, Mr. Van Ongevalle served as the Senior Director of Marketing and from September 1998 to August 1999 as Director of Advertising. Mr. Van Ongevalle joined Hastings in November 1992 and held various store operation management positions, including Store Manager and Director of New Stores for the Southern Kansas area through September 1998.

In connection with this promotion, the Company has increased Mr. Van Ongevalle’s annual base salary from $257,550 to $350,000 and increased the financial incentive target for Mr. Van Ongevalle under the Company’s Corporate Officer Incentive Program (the “Program”) from 70% to 80% of Mr. Van Ongevalle’s base salary.

The foregoing description of the Program does not purport to be complete and is subject to, and qualified in its entirety by, the description of the Program contained in the Company’s Proxy Statement on Schedule 14A filed by the Company on April 19, 2012, which description is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

99.1	Press Release issued by Hastings Entertainment, Inc. dated February 21, 2013.

HASTINGS ENTERTAINMENT, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2013	Hastings Entertainment, Inc. (Registrant)

	By:	/s/ Dan Crow
Dan Crow
Vice President,
Chief Financial Officer (Principal Financial and Accounting Officer)

HASTINGS ENTERTAINMENT, INC.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Hastings Entertainment, Inc. dated February 21, 2013.